Exhibit 99.1

Investor Presentation November 2010

1 1 Cloud Peak Energy Inc. Financial Data Cloud Peak Energy Inc. is the sole managing member and majority owner of Cloud Peak Energy Resources LLC. Unless expressly stated otherwise in this presentation, all financial data included herein is consolidated financial data of Cloud Peak Energy Inc. Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations or beliefs, as well as assumptions and estimates regarding our company, industry, economic conditions, government regulations and other factors. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect our future results, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission, including those in Item 1A "Risk Factors" of our most recent Form 10-K and any updates thereto in our Forms 10-Q and current reports on Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in our presentation, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes the non-GAAP financial measures of (1) Adjusted EBITDA and (2) Adjusted Earnings Per Share (“Adjusted EPS”). Adjusted EBITDA and Adjusted EPS are intended to provide additional information only and do not have any standard meaning prescribed by generally accepted accounting principles in the U.S., or GAAP. A quantitative reconciliation of Adjusted EBITDA to income from continuing operations and Adjusted EPS to EPS (as defined below) is found in the tables accompanying this presentation. EBITDA represents income from continuing operations before (1) interest income (expense) net, (2) income tax provision, (3) depreciation and depletion, (4) amortization, and (5) accretion. Adjusted EBITDA represents EBITDA as further adjusted to exclude specifically identified items that management believes do not directly reflect our core operations. For the periods presented in this presentation, the specifically identified items are the income statement impacts of: (1) the tax agreement and (2) our significant broker contract that expired in the first quarter of 2010. Adjusted EPS represents diluted earnings (loss) per share from continuing operations attributable to controlling interest (“EPS”), adjusted to exclude the estimated per share impact of the same specifically identified items used to calculate Adjusted EBITDA and described above. Adjusted EBITDA is an additional tool intended to assist our management in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our core operations. Adjusted EBITDA is a metric intended to assist management in evaluating operating performance, comparing performance across periods, planning and forecasting future business operations and helping determine levels of operating and capital investments. Period-to-period comparisons of Adjusted EBITDA are intended to help our management identify and assess additional trends potentially impacting our company that may not be shown solely by period-to-period comparisons of income from continuing operations. Adjusted EBITDA may also be used as part of our incentive compensation program for our executive officers and others. We believe Adjusted EBITDA and Adjusted EPS are also useful to investors, analysts and other external users of our consolidated financial statements in evaluating our operating performance from period to period and comparing our performance to similar operating results of other relevant companies. Adjusted EBITDA allows investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and depletion, amortization and accretion and other specifically identified items that are not considered to directly reflect our core operations. Similarly, we believe Adjusted EPS provides an appropriate measure to use in assessing our performance across periods given that this measure provides an adjustment for certain specifically identified significant items that are not considered to directly reflect our core operations, the magnitude of which may vary drastically from period to period and, thereby, have a disproportionate effect on the earnings per share reported for a given period. Our management recognizes that using Adjusted EBITDA and Adjusted EPS as performance measures has inherent limitations as compared to income from continuing operations, EPS or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. Adjusted EBITDA and Adjusted EPS should not be considered in isolation and do not purport to be alternatives to income from continuing operations, EPS or other GAAP financial measures as a measure of our operating performance. Because not all companies use identical calculations, our presentations of Adjusted EBITDA and Adjusted EPS may not be comparable to other similarly titled measures of other companies. Moreover, our presentation of Adjusted EBITDA is different than EBITDA as defined in our debt financing agreements.

2 2 Overview Cloud Peak Energy Inc. – IPO November 2009 Traded on NYSE – ticker symbol “CLD” Headquartered in Gillette, WY Third-largest U.S. coal producer Only pure-play, Powder River Basin (PRB) coal company Three surface mines producing low-sulfur, high-quality, subbituminous coal

3 3 Cloud Peak Energy Highlights Market outlook Improving external environment, positive PRB demand dynamics Growth opportunity Positive long-term PRB pricing opportunities, lease acquisition opportunities, developing export market Pure-play Powder River Basin Third-largest U.S. coal producer, operating three large surface mines in the U.S. coal basin with the greatest growth potential Sound financial position Strong cash generation, stable balance sheet, liquidity for growth

4 Market outlook Growth opportunity Pure-play Powder River Basin Third largest U.S. coal producer Three large surface mines Operating in the U.S. coal basin with the greatest growth potential Key Investment Highlights Sound financial position

5 Diversified PRB Operations 0 100 mi Legend Antelope Mine 2009 Production 34.0M tons 2009 Proven & Probable Reserves 292M tons Reserve Coal Quality 8,850 BTU/lb Cordero Rojo Mine 2009 Production 39.3M tons 2009 Proven & Probable Reserves 410M tons Reserve Coal Quality 8,400 BTU/lb Decker Mine (50% non-operating interest) 2009 Production 2.3M tons 2009 Proven & Probable Reserves 1.0M tons Reserve Coal Quality 9,400 BTU/lb 5 Spring Creek Mine 2009 Production 17.6M tons 2009 Proven & Probable Reserves 300M tons Reserve Coal Quality 9,350 [MAP]BTU/lb

6 Low-Risk Surface Operations 6 Highly productive, non-unionized workforce at all company-operated mines Proportionately low, long-term operational liabilities Surface mining reduces liabilities and allows for high-quality reclamation No Surface Mining Control & Reclamation Act environmental violations since October 2002

7 Reliable and Productive Operations Tire life (hours) Note: Average tire cost = $29,000. Result: Reliable and Highly Productive Operations Preventative Maintenance Predictive Analysis Improve utilization Coal load per haul truck Procedures and incentives protect equipment Advanced testing supports comparison vs. baseline (vibration, fluid analysis, ultrasound, infrared, etc.) Track component life and degradation to avoid unplanned failures Continuous improvement Strain gauge monitoring O4R scorecards (operator and mechanical feedback) Preventive Maintenance (change fluids, inspect thoroughly, etc.) Understanding equipment allows for better utilization Example, payload measurement supports better loading procedures leading to tighter distribution and increased payloads on haul trucks Centralized GPS dispatch optimizes truck & shovel productivity ~ 40% improvement Improved asset utilization 4.0% 3.0% 2.0% 1.0% 2007 2010 Tons 300 280 260 240 220 200 180 160 140 120 6,593 8,037 9,185 9,187 9,208 2005 2006 2007 2008 2009

8 8 8 Top 25 Coal Producing Companies - 2009 Preliminary Incident Rates (MSHA) Source: MSHA. Note: Total Incident Rate = (total number of employee incidents x 200,000) / total man-hours. (1) Cloud Peak Energy has combined Kiewit and Level III Communications data as reported by MSHA. Good Safety Record Indicates Well Run Operations A portion of employees’ bonuses are tied to safety 2009 Surface Average 1.95 2009 Underground Average 6.02 0.66 0.67 1.01 1.32 1.37 1.45 1.53 2.30 2.55 2.83 3.16 3.20 3.74 3.80 4.07 4.08 4.20 4.86 4.94 6.12 6.73 6.85 8.03 9.34 Cloud Peak Energy Peter Kiewit Sons Inc (1) NACCO Westmorland Coal Colowyo Coal Company Arch Coal Energy Future Peabody Energy Consol Energy Inc James River Coal Charles C Ungurean BHP Billiton Chevron Alpha Natural Patriot Coal International Coal Group Inc Massey Energy Corporation Kenneth W Woodring Black Hills Corp Coalfield Transport Inc Walter Energy Incorporated Robert E Murray Alliance Resource Richard Gilliam et al

9 Growth opportunity Market outlook Improving external environment Positive PRB demand dynamics Key Investment Highlights Pure-play Powder River Basin Sound financial position

10 10 External Environment Improving Stockpiles Back in Balance – Year Over Year September 2010 (EVA estimates) U.S. stockpiles down 43 million tons to 143 million tons PRB stockpiles down 20 million tons to 71 million tons Electricity Demand Recovering EEI estimated U.S. electric generation increased by 4.1% through mid-October 2010 compared to the same period in 2009 EIA is forecasting total 2010 generation will increase by 4.4% compared to 2009 Coal Production EIA estimates total U.S. coal production down approximately 0.8% year-to-date through August compared to same period in 2009 Appalachian coal production down 2.4% PRB rail shipments up 3.0% through September 2010 Sources: EVA – Energy Venture Analysis, Inc. EEI – Edison Electric Institute EIA – Energy Information Administration

11 11 Reach of PRB Coal is Growing Source: Ventyx, Velocity Suite Consumption of PRB Coal 11 Low-cost coal supply Surface mining More supportive local environment for coal mining Low sulfur content Ample rail capacity [MAP]

12 12 Increasing Long-Term International Demand Supports Powder River Basin Pricing U.S. exports through August 2010 up nearly 50% (36M tons 2009 to 53M tons 2010) PIRA & DTC estimates total 2010 exports between 75 and 80M tons – a 30% increase over 2009 Sources: PIRA – PIRA Energy Group DTC – Doyle Trading Consultants

13 Growth opportunities Positive long-term PRB pricing opportunities Lease acquisition opportunities Developing export market Market outlook Key Investment Highlights Pure-play Powder River Basin Sound financial position

14 Powder River Basin Forward Coal Prices U.S. PRB 8800 Coal Price Source: ICAP plc 14 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 2011 2012 2013 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 10/29/2010

15 Strong Contracted Position with Upside Potential Contracted Coal - Total Committed Tons (as of 10/22/10)1 1 Excludes contracted coal sales from Decker. (tons in millions) 15 2011 average realized price per ton is forecast to be approximately $13.04 11 81 14 51(assuming $14.20/ton 8800 Btu and $11.60/ton 8400 Btu for un-priced sales) 2012 Position 2011 Position 92 65 Committed tons with variable pricing Committed tons with fixed pricing

# Cloud Peak Energy
# Lease Acquisition Strategy


Antelope Mine
Cordero Rojo Mine
Spring Creek Mine
Awarded
LBA / LBM
Leased Coal
Mined Area

| Mine | LBA/BLM | Expected Bid Date | Tonnage Estimates |
|---|---|---|---|
| Antelope | West Antelope II[1] (BLM Alternative 2) | 2011 | 377M[2] Recoverable tons |
| Cordero Rojo | Maysdorf II (Tract as applied for) | 2011 – 2013 | 434M[3] Recoverable tons |
| Spring Creek | Modification Approved | 2010 | 51M[4] In place tons |

Source: Cloud Peak Energy management.
Note: Acquired tonnage is not classified as reserve until verified with sufficient technical and economic analysis. Maps not to scale.
1 Subject to pending legal challenges filed in 2010 against the BLM and the Secretary of the Interior by certain environmental groups.
2 Based on BLM Record of Decision. BLM estimate adjusted for mining recovery. Allows access to additional 80 million tons of non-reserve coal deposits controlled by Antelope.
3 Estimated tonnage for Maysdorf II as applied for. Final tract delineation and tonnage subject to possible significant reduction pending BLM review and determination of surface owner status.
4 Based on BLM Decision Record. CPE is currently evaluating tonnage that it believes can be economically mined from this tract.

16

93.7 17 17 Disciplined Production Growth Manage production to meet demand Exports to Asia growing as a percent of total production Production at Company Operated Mines (in million tons) 88.2 90.7 ~ 94.0 Asian Exports 90.9 88.2 90.7 92.8 0.9 89.3 1.6 ~3.0 ~91.0

18 Growth opportunity Market Outlook Key Investment Highlights Sound financial position Pure-play Powder River Basin Strong cash generation Stable balance sheet Liquidity for growth

19 19 First Nine Months 2010 Highlights Increased domestic and export demand Operations able to respond at low incremental cost Appropriate investment in business improvements Investing in coal additions Reliable cash generation Favorable margins 1

20 Liquidity for Growth Unrestricted Cash $ 288 Revolver, net of Letters of Credit $ 390 Total Available Liquidity $ 678 Restricted Cash $ 218 $400M Revolver (Baa3- Rating) $ 0 8¼% Senior Notes due 2017 $ 300 (B1 / BB- rating) 8½% Senior Notes due 2019 $ 300 (B1 / BB- rating) Total Senior Debt $ 600 Liquidity and Obligations (as of September 30, 2010) 20 ($ in millions) Positive Cash Generation Cash, Cash Equivalents and Restricted Cash Unrestricted cash Restricted cash ($ in millions) 80 176 218 218 268 225 250 288

21 21 Looking forward to 2011 and beyond (1) Largely sold for 2011 production at favorable prices Indexed/unpriced sales provide opportunity for future pricing upside Continued strong contribution from export sales Strong balance sheet provides financial flexibility Significant cash generation Disciplined capital deployment Proportionally low, long-term operational liabilities

22 22 Cloud Peak Energy Highlights Market outlook Improving external environment, positive PRB demand dynamics Growth opportunity Positive long-term PRB pricing opportunities, lease acquisition opportunities, developing export market Pure-play Powder River Basin Third-largest U.S. coal producer, operating three large surface mines in the U.S. coal basin with the greatest growth potential Sound financial position Strong cash generation, stable balance sheet, liquidity for growth

23 Appendices (Cloud Peak Energy Inc.) 23

24 24 Updated Guidance – 2010 Estimates and 2009 Actuals 2010 (estimated) 2009 (actual) 1 Represents average Cost of Product Sold for produced coal for our three operated mines. 2 Does not include $8.3 million contribution for first quarter 2010 from one significant broker sales contract which is now completed. 3 The company’s effective income tax rate is expected to be lower than the federal statutory rate of 35 percent primarily because Cloud Peak Energy Inc., the publicly traded parent company, provides for tax only on its controlling 51.7 percent share of income from Cloud Peak Energy Resources LLC. 4 Before capitalized interest. Coal production from Cloud Peak Energy’s three operated mines (million tons) Approx. 94 91 Committed sales of estimated 2010 production with fixed prices 100% Anticipated realized price of produced coal (per ton) Approx. $12.33 $11.85 Average cost of produced coal (per ton)1 $8.40 - $8.45 $7.95 Additional operating income ($ million)2 $25 – $35 Selling, general & administrative expenses ($ million) Approx. $65 $70 Interest expense ($ million) Approx. $50 n/m Depreciation, depletion, amortization and accretion ($ million) $115 – $120 $139 Effective income tax rate3 22% - 26% n/m Capital expenditures – excludes federal coal leases ($ million)4 $60 - $90 $95 Committed federal coal lease cash payments ($ million) $64 $93

25 2009 Average Cost of Produced Coal1 1 Represents average Cost of Product Sold for produced coal for our three company-operated mines. $7.95/ton for company-operated mines 44% 20% 14% 8% 6% 5% 3% Royalties and taxes Labor Repairs and maintenance Fuel and lubricants Explosives Outside services Other mining costs

26 26 Statement of Operations Data (in thousands, except per share amounts) Revenues $ 1,024,960 $ 1,061,286 Operating income 170,482 260,931 Income from continuing operations 87,448 147,268 Income from discontinued operations — 42,790 Income attributable to controlling interest 20,856 190,058 Earnings per share – basic and diluted Income from continuing operations $ 0.68 $ 2.45 Income from discontinued operations — 0.72 Net income $ 0.68 $ 3.17 Nine Months Ended September 30, 2010 2009

27 27 Reconciliation of Non-GAAP Measures – Adjusted EBITDA (in thousands) Nine Months Ended September 30, 2010 2009 Net income from continuing operations $ 19,516 $ 52,490 $ 87,448 $ 147,268 Interest income (184) (86) (411) (228) Interest expense 11,404 61 36,186 1,007 Income tax provision 14,712 21,256 30,212 59,888 Depreciation and depletion 25,997 24,047 75,212 68,383 Amortization1 — 8,519 3,197 24,770 Accretion 3,337 2,945 9,903 8,402 EBITDA $ 74,782 $ 109,232 $ 241,747 $ 309,490 Tax agreement expense 19,669 — 19,669 — Expired significant broker contract1 — (18,931) (8,324) (55,285) Adjusted EBITDA $ 94,451 $ 90,301 $ 253,092 $ 254,205 Three Months Ended September 30, Nine Months Ended September 30, 2010 2009 2010 2009 1 The impact of the expired significant broker contract on the Statement of Operations is a combination of net income and the amortization expense related to the contract. All amortization expense for the periods presented was attributable to the significant broker contract.

28 28 Reconciliation of Non-GAAP Measures – Adjusted EPS Nine Months Ended September 30, 2010 2009 Diluted earnings (loss) per common share attributable to controlling interest from continuing operations $ (0.22) $ 0.87 $ 0.68 $ 2.45 Expired significant broker contract — (0.17) (0.17) (0.51) Tax agreement expense 0.64 — 0.64 — Change in net value of deferred tax assets1 0.18 — 0.18 — Adjusted EPS $ 0.60 $ 0.70 $ 1.33 $ 1.94 Weighted-average shares outstanding 30,600,000 60,000,000 30,600,000 60,000,000 Three Months Ended September 30, Nine Months Ended September 30, 2010 2009 2010 2009 1 Related adjustments to our deferred tax assets, net of valuation allowance, as a result of the increase in tax agreement liability are recorded through income tax expense.

29 29 Other Data Tons Produced1 (in millions) 25.1 24.1 70.4 68.0 Total tons Sold (in millions) 26.1 27.4 72.8 77.7 Average revenue per ton1 $12.36 $11.92 $12.31 $11.96 Average cost of product sold per ton1 $8.36 $7.69 $8.41 $7.94 1 Represents only the three company-operated mines Three Months Ended September 30, Nine Months Ended September 30, 2010 2009 2010 2009

30 30 Balance Sheet Data (in millions) Cash and cash equivalents $ 287.7 $ 268.3 $ 15.9 $ 23.6 $ 19.6 $ 11.4 Restricted cash 218.4 80.2 — — — — Property, plant and equipment, net 965.1 987.1 927.9 719.7 703.7 616.4 Total assets 1,793.1 1,677.6 1,785.2 1,781.2 1,723.3 1,694.2 Senior notes, net of unamortized discount 595.6 595.3 — — — — Federal coal lease obligations 121.8 169.1 206.3 67.7 79.0 102.7 Asset retirement obligations, net of current portion 181.4 175.9 164.2 159.1 161.0 141.6 Total liabilities 1,252.8 1,232.1 800.0 1,446.2 1,433.5 1,411.9 Controlling interest equity 282.0 252.3 985.2 335.0 289.9 282.3 Noncontrolling interest equity 258.3 192.6 — — — — September 30, December 31, 2010 2009 2008 2007 2006 2005

31 31 Statement of Operations Data (in thousands, except per share amounts) Revenues $1,398,200 $1,239,711 $1,053,168 $ 942,841 $ 783,929 Operating income 255,003 124,936 102,731 88,868 77,294 Income from continuing operations 182,472 88,340 53,789 40,537 39,995 Income (loss) from discontinued operations 211,078 (25,215) (21,482) (2,599) 336 Net income 393,550 63,125 32,307 37,938 40,331 Amounts attributable to controlling interest: Income from continuing operations 170,623 88,340 53,789 40,537 39,995 Income (loss) from discontinued operations 211,078 (25,215) (21,482) (2,599) 336 Net income 381,701 63,125 32,307 37,938 40,331 Earnings per share – basic Income from continuing operations $ 3.01 $ 1.47 $ 0.90 $ 0.68 $ 0.67 Income (loss) from discontinued operations $ 3.73 $ (0.42) $ (0.36) $ (0.05) $ — Net income $ 6.74 $ 1.05 $ 0.54 $ 0.63 $ 0.67 Earnings per share attributed to controlling interest – diluted Income from continuing operations $ 2.97 $ 1.47 $ 0.90 $ 0.68 $ 0.67 Income (loss) from discontinued operations $ 3.52 $ (0.42) $ (0.36) $ (0.05) $ — Net income $ 6.49 $ 1.05 $ 0.54 $ 0.63 $ 0.67 Year Ended December 31, 2009 2008 2007 2006 2005

32 32 Other Data (in millions) Tons sold – company owned and operated mines 90.9 93.7 90.7 88.2 80.8 Total tons sold – Decker mine (50% share) 2.3 3.3 3.5 3.6 3.5 Tons sold from production 93.2 97.0 94.2 91.8 84.3 Tons purchased and resold 10.1 8.1 8.1 8.1 6.7 Total tons sold 103.3 105.1 102.3 99.9 91.0 Year Ended December 31, 2009 2008 2007 2006 2005

33 Tax Receivable Agreement (“TRA”) 33 Difference: 85% to Rio Tinto 15% to Cloud Peak Energy Inc. Difference between “with” and “without” tax benefit estimate accrues to the parties with 85% going to Rio Tinto. This estimate is booked on the Cloud Peak Energy balance sheet as a liability. The TRA was created at the time of the IPO to share tax benefit of step up in asset basis as a result of the IPO Cloud Peak Energy Inc. Balance Sheet ($s in millions) 30-Sep-10 TRA Liability 68.2 $ Cloud Peak Energy Life of Mine Model 2011 2012 2013 2014 2037 2038 2039 Revenue $ xxx.x Costs (xxx.x) Capex (xxx.x) Cash Flow (xxx.x) Tax Calculations with step-up without step-up Income $ xxx.x $ xxx.x Tax Depreciation (yyy.y) (zzz.z) Taxable Income aaa.a bbb.b Tax Rate x.x% x.x% Cash Tax Payable $ yyy.y $ zzz.z

34 34 Successful Transition From Rio Tinto Rio Tinto provided transition services including IT systems and continued use of its balance sheet to support Cloud Peak Energy’s surety bonds IT transition is complete All surety bonds were successfully transferred and Cloud Peak Energy established collateral accounts Cloud Peak Energy established its own insurance coverage for common lines including D&O, property, workers’ comp, liability, etc. No material impact seen in vendor re-negotiations or other key outside services 1 Simplified diagram for illustrative purposes. Includes 50% interest in Decker mine. Common stock Cloud Peak Energy Inc. Rio Tinto Energy America Inc. Public Investors Rio Tinto America Inc. CPER LLC Managing member interest (including equivalent common membership units) 51.7% $400 million Senior Secured Revolving Credit Facility $600 million Senior Unsecured Notes Non-managing common membership units 48.3% Mining assets (held through LLCs) IPO Structure 1 Corporate structure after the IPO resulted in common ownership of assets held by Cloud Peak Energy Resources LLC: